Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Venu Holding Corporation (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Heather Atkinson, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2026

/s/ Heather Atkinson
Heather Atkinson
Chief Financial Officer, Secretary, Treasurer, and Director
(Principal Financial and Accounting Officer)